SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: September 8, 2003

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293 (Commission File Number)	43-1309065 (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri (Address of Principal Executive Offices)	63301 (Zip Code)

(636) 946-6525 (Registrant's Telephone Number, Including Area Code)

Item 5.    Other Events

        On September 8, 2003, LMI Aerospace, Inc. (the “Company”), issued a press release announcing the award to the Company, through its subsidiary Leonard's Metal, Inc., of a multi-year contract from Gulfstream Aerospace, a copy of which is attached as Exhibit 10.1. A copy of this press release is attached hereto as Exhibit 99.1.

        Attached hereto as Exhibit 10.2 is a copy of a Special Business Provisions Agreement between Leonard's Metal, Inc. and the Boeing Company, and as Exhibit 10.3 is a copy of a General Terms Agreement between Leonard's Metal, Inc. and the Boeing Company. Together, these two agreements represent a new contract awarded by the Boeing Company to Leonard's Metal, Inc. in March, 2003.

Item 7.    Financial Statements and Exhibits

         (a)   Financial Statements of Business Acquired.

         Not Applicable.

         (b)   Pro Forma Financial Information.

         Not Applicable.

         (c)   Exhibits.

Exhibit Number	Description

10.1	Multi-year contract between Leonard's Metal, Inc. and Gulfstream Aerospace.

10.2	Special Business Provisions Agreement between Leonard's Metal, Inc. and the Boeing Company.

10.3	General Terms Agreement between Leonard's Metal, Inc. and the Boeing Company.

99.1	Text of Press Release, dated September 8, 2003, issued by LMI Aerospace, Inc.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   September 10, 2003

LMI AEROSPACE, INC.

By: /s/ Lawrence E. Dickinson Lawrence E. Dickinson Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Multi-year contract between Leonard's Metal, Inc. and Gulfstream Aerospace.

10.2	Special Business Provisions Agreement between Leonard's Metal, Inc. and the Boeing Company.

10.3	General Terms Agreement between Leonard's Metal, Inc. and the Boeing Company.

99.1	Text of Press Release, dated September 8, 2003, issued by LMI Aerospace, Inc.